                                                                    EXHIBIT 99.4



CASE NAME:     KEVCO GP, INC.                                      ACCRUAL BASIS

CASE NUMBER:   401-40786-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2001
                                        ---------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                    TREASURER
---------------------------------------        ---------------------------------
Original Signature of Responsible Party                     Title

WILFORD W. SIMPSON                                     OCTOBER 11, 2001
---------------------------------------        ---------------------------------
Printed Name of Responsible Party                            Date

PREPARER:

/s/ Dennis S. Faulkner                               ACCOUNTANT FOR DEBTOR
---------------------------------------        ---------------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                     OCTOBER 11, 2001
---------------------------------------        ---------------------------------
Printed Name of Preparer                                     Date

CASE NAME:      KEVCO GP, INC.                                 ACCRUAL BASIS - 1

CASE NUMBER:    401-40786-BJH-11

COMPARATIVE BALANCE SHEET

                                                                    SCHEDULED           MONTH            MONTH
ASSETS                                                                AMOUNT            JUL-01          AUGUST-01         MONTH
------                                                              ---------           ------          ---------         -----

1.    Unrestricted Cash
2.    Restricted Cash
3.    Total Cash                                                            0                  0                 0
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses
8.    Other (Attach List)                                                   0                  0                 0
9.    Total Current Assets                                                  0                  0                 0
10.   Property, Plant & Equipment
11.   Less: Accumulated Depreciation/Depletion
12.   Net Property, Plant & Equipment                                       0                  0                 0
13.   Due From Insiders
14.   Other Assets - Net of Amortization (Attach List)                      0                  0                 0
15.   Other (Attach List)                                             360,837            360,837           360,837
16.   Total Assets                                                    360,837            360,837           360,837

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                                                      0                 0
23.   Total Post Petition Liabilities                                                          0                 0

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                                      75,885,064         15,071,491        14,930,296
25.   Priority Debt
26.   Unsecured Debt
27.   Other (Attach List)                                         128,815,071        128,815,071       128,815,071
28.   Total Pre Petition Liabilities                              204,700,135        143,886,562       143,745,367
29.   Total Liabilities                                           204,700,135        143,886,562       143,745,367

EQUITY

30.   Pre Petition Owners' Equity                                                   (204,339,298)     (204,339,298)
31.   Post Petition Cumulative Profit Or (Loss)
32.   Direct Charges To Equity (Attach Explanation )(FOOTNOTE)                        60,813,573        60,954,768
33.   Total Equity                                                                  (143,525,725)     (143,384,530)
34.   Total Liabilities and Equity                                                       360,837           360,837

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO GP, INC.                                   SUPPLEMENT TO

CASE NUMBER:   401-40786-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                                SCHEDULED            MONTH             MONTH
ASSETS                                                            AMOUNT             JUL-01           AUGUST-01      MONTH
------                                                          ---------            ------           ---------      -----

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                            0                  0                  0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                                 0                  0                  0

A.      Investment in Subsidiaries                                360,837            360,837            360,837
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                                     360,837            360,837            360,837

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                  0                  0

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)                              315,071            315,071            315,071
B.      10 3/8% Senior Sub. Notes                             105,000,000        105,000,000        105,000,000
C.      Sr. Sub. Exchangeable Notes                            23,500,000         23,500,000         23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                        128,815,071        128,815,071        128,815,071

CASE NAME:       KEVCO GP, INC.                                ACCRUAL BASIS - 2

CASE NUMBER:     401-40786-BJH-11

INCOME STATEMENT

                                                      MONTH                  MONTH                                QUARTER
REVENUES                                             JUL-01                AUGUST-01           MONTH                TOTAL
--------                                             ------                ---------           -----              -------

1.    Gross Revenues                                                                                                   0
2.    Less: Returns & Discounts                                                                                        0
3.    Net Revenue                                         0                       0                                    0

COST OF GOODS SOLD

4.    Material                                                                                                         0
5.    Direct Labor                                                                                                     0
6.    Direct Overhead                                                                                                  0
7.    Total Cost Of Goods Sold                            0                       0                                    0
8.    Gross Profit                                        0                       0                                    0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                                   0
10.   Selling & Marketing                                                                                              0
11.   General & Administrative                                                                                         0
12.   Rent & Lease                                                                                                     0
13.   Other (Attach List)                                                                                              0
14.   Total Operating Expenses                            0                       0                                    0
15.   Income Before Non-Operating
      Income & Expense                                    0                       0                                    0

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                                                  0
17.   Non-Operating Expense (Att List)                                                                                 0
18.   Interest Expense                                                                                                 0
19.   Depreciation / Depletion                                                                                         0
20.   Amortization                                                                                                     0
21.   Other (Attach List)                                                                                              0
22.   Net Other Income & Expenses                         0                       0                                    0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                                0
24.   U.S. Trustee Fees                                                                                                0
25.   Other (Attach List)                                                                                              0
26.   Total Reorganization Expenses                       0                       0                                    0
27.   Income Tax                                                                                                       0
28.   Net Profit (Loss)                                   0                       0                                    0

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


CASE NAME:      KEVCO GP, INC.                                 ACCRUAL BASIS - 3

CASE NUMBER:    401-40786-BJH-11

CASH RECEIPTS AND                                 MONTH              MONTH                          QUARTER
DISBURSEMENTS                                    JUL-01            AUGUST-01        MONTH            TOTAL
-------------                                    ------            ---------        -----           -------

1.   Cash - Beginning Of Month

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                                          0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                        0
4.   Post Petition                                                                                       0
5.   Total Operating Receipts                        0                  0                                0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                  0                  0                                0
7.   Sale of Assets                                                                                      0
8.   Other (Attach List)                                                                                 0
9.   Total Non-Operating Receipts                    0                  0                                0
10.  Total Receipts                                  0                  0                                0
11.  Total Cash Available                            0                  0                                0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                         0
13.  Payroll Taxes Paid                                                                                  0
14.  Sales, Use & Other Taxes Paid                                                                       0
15.  Secured / Rental / Leases                                                                           0
16.  Utilities                                                                                           0
17.  Insurance                                                                                           0
18.  Inventory Purchases                                                                                 0
19.  Vehicle Expenses                                                                                    0
20.  Travel                                                                                              0
21.  Entertainment                                                                                       0
22.  Repairs & Maintenance                                                                               0
23.  Supplies                                                                                            0
24.  Advertising                                                                                         0
25.  Other (Attach List)                             0                  0                                0
26.  Total Operating Disbursements                   0                  0                                0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                   0
28.  U.S. Trustee Fees                                                                                   0
29.  Other (Attach List)                             0                  0                                0
30.  Total Reorganization Expenses                   0                  0                                0
31.  Total Disbursements                             0                  0                                0
32.  Net Cash Flow                                   0                  0                                0
33.  Cash - End of Month                             0                  0                                0

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


ASE NAME:        KEVCO GP, INC.                                ACCRUAL BASIS - 4

CASE NUMBER:     401-40786-BJH-11

                                                            SCHEDULED           MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                                    AMOUNT             JUL-01          AUGUST-01          MONTH
-------------------------                                   ---------           ------          ---------          -----

1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                                  0                 0                 0                0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                                  0                 0                 0                0


AGING OF POST PETITION                                  MONTH:    AUGUST-01
TAXES AND PAYABLES                                            -----------------

                                           0 - 30             31 - 60           61 - 90           91 +
TAXES PAYABLE                               DAYS               DAYS               DAYS            DAYS             TOTAL
-------------                              ------             -------           -------           ----             -----

1.   Federal                                                                                                         0
2.   State                                                                                                           0
3.   Local                                                                                                           0
4.   Other (Attach List)                      0                   0                 0               0                0
5.   Total Taxes Payable                      0                   0                 0               0                0
6.   Accounts Payable                                                                                                0

                                                        MONTH:    AUGUST-01
                                                              -----------------

STATUS OF POST PETITION TAXES

                                                  BEGINNING TAX       AMOUNT WITHHELD                           ENDING TAX
FEDERAL                                             LIABILITY*         AND/OR ACCRUED       (AMOUNT PAID)        LIABILITY
-------                                           -------------       ---------------       -------------       -----------

1.   Withholding **                                                                                                    0
2.   FICA - Employee **                                                                                                0
3.   FICA - Employer **                                                                                                0
4.   Unemployment                                                                                                      0
5.   Income                                                                                                            0
6.   Other (Attach List)                                    0                     0                   0                0
7.   Total Federal Taxes                                    0                     0                   0                0

STATE AND LOCAL

8.   Withholding                                                                                                       0
9.   Sales                                                                                                             0
10.  Excise                                                                                                            0
11.  Unemployment                                                                                                      0
12.  Real Property                                                                                                     0
13.  Personal Property                                                                                                 0
14.  Other (Attach List)                                    0                     0                   0                0
15.  Total State And Local                                  0                     0                   0                0
16.  Total Taxes                                            0                     0                   0                0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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


CASE NAME:      KEVCO GP, INC.                                 ACCRUAL BASIS - 5

CASE NUMBER:    401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:    AUGUST-01
                                                               ----------------

BANK RECONCILIATIONS                                Account # 1             Account # 2
--------------------                                -----------             -----------
A.   BANK:                                                                                 Other Accounts          TOTAL
B.   ACCOUNT NUMBER:                                                                        (Attach List)
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                      0                0
2.   Add: Total Deposits Not Credited                                                                0                0
3.   Subtract: Outstanding Checks                                                                    0                0
4.   Other Reconciling Items                                                                         0                0
5.   Month End Balance Per Books                            0                       0                0                0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                                    DATE OF               TYPE OF
BANK, ACCOUNT NAME & NUMBER                         PURCHASE             INSTRUMENT         PURCHASE PRICE         CURRENT VALUE
---------------------------                         --------             ----------         --------------         -------------

7.

8.

9.

10.  (Attach List)                                                                                     0                       0

11.  Total Investments                                                                                 0                       0

CASH

12.  Currency On Hand                                                                                                          0
13.  Total Cash - End of Month                                                                                                 0

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



CASE NAME:      KEVCO GP, INC.                                 ACCRUAL BASIS - 6

CASE NUMBER:    401-40786-BJH-11
                                                          MONTH:   AUGUST-01
                                                                ----------------


PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                  TYPE OF             AMOUNT            TOTAL PAID
                  NAME                            PAYMENT              PAID               TO DATE
                  ----                            -------             ------            ----------

1.
2.
3.
4.
5.       (Attach List)                                                    0                     0
6.       Total Payments To Insiders                                       0                     0

                                  PROFESSIONALS

                                               DATE OF
                                             COURT ORDER                                                                 TOTAL
                                             AUTHORIZING           AMOUNT            AMOUNT          TOTAL PAID        INCURRED
               NAME                            PAYMENT            APPROVED            PAID            TO DATE         & UNPAID*
               ----                          -----------          --------           ------          ----------       ---------

1.
2.
3.
4.
5.       (Attach List)                                                 0                 0                  0               0
6.       Total Payments To
          Professionals                                                0                 0                  0               0

   *  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                              SCHEDULED           AMOUNTS               TOTAL
                                               MONTHLY             PAID                UNPAID
                                               PAYMENTS            DURING               POST
          NAME OF CREDITOR                       DUE               MONTH              PETITION
          ----------------                    ---------           -------             --------

1.       Bank of America                                              0             14,930,296
2.
3.
4.
5.       (Attach List)                              0                 0                      0
6.       TOTAL                                      0                 0             14,930,296

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



CASE NAME:       KEVCO GP, INC.                                ACCRUAL BASIS - 7

CASE NUMBER:     401-40786-BJH-11
                                                         MONTH:    AUGUST-01
QUESTIONNAIRE                                                  -----------------


                                                                                        YES         NO
                                                                                        ---         --

1.     Have any Assets been sold or transferred outside the normal course of
       business this reporting period?                                                               X

2.     Have any funds been disbursed from any account other than a debtor in
       possession account?                                                                           X

3.     Are any Post Petition Receivables (accounts, notes, or loans) due from
       related parties?                                                                              X

4.     Have any payments been made on Pre Petition Liabilities this reporting
       period?                                                                                       X

5.     Have any Post Petition Loans been received by the debtor from any
       party?                                                                                        X

6.     Are any Post Petition Payroll Taxes past due?                                                 X

7.     Are any Post Petition State or Federal Income Taxes past due?                                 X

8.     Are any Post Petition Real Estate Taxes past due?                                             X

9.     Are any other Post Petition Taxes past due?                                                   X

10.    Are any amounts owed to Post Petition creditors delinquent?                                   X

11.    Have any Pre Petition Taxes been paid during the reporting period?                            X

12.    Are any wage payments past due?                                                               X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                     YES             NO
                                                                                     ---             --

1.     Are Worker's Compensation, General Liability and other necessary
       insurance coverages in effect?                                                 X

2.     Are all premium payments paid current?                                         X

3.     Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

   TYPE OF POLICY                   CARRIER                   PERIOD COVERED            PAYMENT AMOUNT & FREQUENCY
   --------------                   -------                   --------------            --------------------------

General Liability                Liberty Mutual                9/1/00-3/1/02            Semi-Annual        $64,657

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



CASE NAME:       KEVCO GP, INC.                             FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40786-BJH-11                               ACCRUAL BASIS

                                                         MONTH:    AUGUST-01
                                                               -----------------

ACCRUAL
BASIS
FORM
NUMBER        LINE NUMBER         FOOTNOTE / EXPLANATION
-------       -----------         ----------------------

1                 24              The direct charges to equity are due to the secured debt reductions
1                 32              pursuant to sales of Kevco Manufacturing, L.P.'s operating divisions, the asset sale of the South Region of Kevco Distribution as well as direct cash payments of $25 million (See Footnote 1,24). The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                                  401-40783-BJH-11) has been guaranteed by all of its co-debtors (See
                                  Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.



1                 27A             Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                                  401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11),
                                  Kevco Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding,
                                  Inc. (Case No. 401-40785-BJH-11), Kevco, Inc. (Case No.
                                  401-40783-BJH-11), DCM Delaware, Inc. (Case No. 401-40787-BJH-11), and
                                  Kevco Components, Inc. (Case No. 401-40790-BJH-11).